UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 3, 2008

Commission File Number: 333-144973

LIBERTY CAPITAL ASSET MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	56-2646797
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

2470 St. Rose Parkway, Suite 314,
Henderson,  NV  89074.

(Address of principal executive offices, including zip code)

(702)  914-4300
(Registrant's telephone number, including area code)

Corporate Outfitters, Inc.
3327 West Indian Trail, Suite 152
Spokane, WA  99208

(Former name and or former address is changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIBERTY CAPITAL ASSET MANAGMENT, INC.

ITEM 5.03  AMENDMENTS TO ARTICLE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 3, 2008, the board of directors of Corporate Outfitters, Inc. amended its articles of incorporation to reflect a change in name from Corporate Outfitters, Inc. to Liberty Capital Asset Management, Inc.

Also on November 3, 2008 the board approved to change its current stock symbol from “CPOT” to “LCPM”.  The symbol became active on the Over the Counter Bulleting Board, (OTCBB) on November 20, 2008.

EXHIBIT INDEX

EXHIBIT	DESCRITPION

10.3	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: November 25, 2008	LIBERTY CAPITAL ASSET MAANAGEMENT, INC.

By: /s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer